Dividend Restrictions	12 Months Ended
Dec. 31, 2011
Dividend Restrictions
Dividend Restrictions

Note 13 - Dividend Restrictions

Payment of cash dividends is conditional on earnings, financial condition, cash needs, the discretion of the Board of Directors, and compliance with regulatory requirements. State and federal law and regulations impose substantial limitations on the Bank's ability to pay dividends to the Company. Under New Jersey law, the Bank is permitted to declare dividends on its common stock only if, after payment of the dividend, the capital stock of the Bank will be unimpaired and either the Bank will have a surplus of not less than 50% of its capital stock or the payment of the dividend will not reduce the Bank's surplus. During 2011, 2010 and 2009, the Bank paid the Company total dividends of $9,611,000, $5,334,000, and $2,547,000 respectively. The Company's ability to declare dividends is dependent upon the amount of dividends declared by the Bank.